MFS(R) INSTITUTIONAL TRUST:

                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND

                        Supplement to Current Prospectus

This prospectus supplement supersedes and replaces the funds' prospectus supplement dated June 1, 2004.

Effective immediately, the following is added to the Trust's prospectus immediately after the caption "Management of the Funds - Shareholder Servicing Agent":

Distributor

MFS Fund Distributor, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the funds. MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial entities (such as a broker or independent consultant) who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the funds' prospectus.

In the case of any one financial entity, on a per client basis, marketing support payments will not exceed 10% of MFS first year revenue attributable to each client of such financial entity. In addition, where fund shares are offered through specialized programs such as tax deferred retirement programs or qualified tuition programs, MFD may pay a portion of the administrative and marketing costs of a financial entity relating to these programs. Payments for these arrangements may vary but will not exceed 0.35% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to various entities.

You can find further details in the SAI about the payments made by MFD and the services provided by your financial entity. Your financial entity may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial entity for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

Effective immediately, the section entitled "Other Information - Pricing of Fund Shares" in the Trust's prospectus are replaced in their entirely by the following:

The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is
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made that current  market  prices are not readily  available.  For  example,  in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

     o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

     o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

Effective immediately, the first and second paragraphs under the caption "How To Purchase, Exchange and Redeem Shares--Other Considerations" in the Trust's prospectus are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by a financial intermediary, including a retirement plan sponsor through which the transaction is placed. In the event that a fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset value at the conclusion of the delay period.

Excessive Trading Policies. Excessive trading into and out of the funds can disrupt portfolio investment strategies and increase fund operating expenses. The funds are not designed to accommodate excessive trading practices. The funds and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the funds receive purchase, exchange and redemption orders from retirement plans and other institutional investors which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among retirement plans and other institutional investors. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund. Therefore, the ability of the funds to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the funds.

Excessive Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

For funds that significantly invest in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

For funds that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Effective immediately, the following is added to the prospectus:

Legal Proceedings. On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term "MFS funds" means the open-end registered management investment companies sponsored by MFS). Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan developed by an independent distribution consultant. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. The agreement with the SEC is reflected in an order of the SEC. Pursuant to the SEC order, on July 28, 2004, MFS transferred these settlement amounts to the SEC, and those MFS funds entitled to these settlement amounts accrued an estimate of their pro rata portion of these amounts. Once the final distribution plan is approved by the SEC, these amounts will be distributed by the SEC to the affected MFS funds. The SEC settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The SEC settlement order states that MFS had in place policies designed to obtain best execution of all MFS fund trades. As part of the settlement, MFS retained an independent compliance consultant to review the completeness of its current policies and practices regarding disclosure to MFS fund trustees and to MFS fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of MFS fund shares.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS retail funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the MFS funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain MFS retail funds, which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the MFS retail funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, PIMCO), No. 1:04-md-15863 (transfer began March 19, 2004)). Four lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (April 15, 2004); Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458
(RGS) (May 4, 2004); and Koslow v. Sun Life Financial Inc., et al., No. 04cv11019 (GAO) (May 20, 2004)). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the MFS retail funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the MFS retail funds, and transferred $50 million for distribution to affected MFS funds to compensate those funds based upon the amount of brokerage commissions allocated in recognition of MFS fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.


                 The date of this supplement is October 1, 2004.